INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 8 – INCOME TAXES

Our provision for income taxes as a percentage of pretax earnings (“effective tax rate”) is based on a current estimate of the annual effective income tax rate adjusted to reflect the impact of discrete items.

During the three months ended March 31, 2014, the effective tax rate for continuing operations was 46.6 percent. This rate was unfavorably impacted by separate tax filing entities in a loss position for which a full valuation allowance will be accounted for against the losses.

NOTE 9 – INCOME TAXES

As part of the Recapitalization in 2011 described in Note 1, Organization and Recapitalization, both IBHL and IBHL II membership interests were contributed to the subsidiaries of IBP. The previous members are no longer members of IBHL or IBHL II. Given the greater than 50% change in ownership, there was a technical termination of the partnerships, including certain lower tier partnerships under the federal tax law. The ownership change resulted in a full limitation of the net operating loss carryforward attributes of the subsidiary C-corporations. As a result, the Company wrote off the net operating loss deferred tax assets, which had been previously fully reserved.

Upon formation of IBP, we recorded a deferred tax liability (“DTL”) for the difference in the book basis and tax basis of IBP’s investment in IBP I and IBP II. The change in basis and the requirement to be taxed as a C-corporation resulted from the transfer of partnership interests at the member level. The resulting initial recognition of deferred tax assets and liabilities resulting from the Recapitalization of $11,285 has been recorded directly to equity.

Prior to this change, the subsidiary C-corporations were the only tax filing entities required to record tax expense and deferred tax assets and liabilities. As shown in the effective tax rate reconciliation, the recapitalization and change in the valuation allowance were the main drivers of the effective tax rate for 2011, which was significantly lower than the 2011 statutory tax rate and the 2012 effective tax rate.

As of December 31, 2013 our tax years for 2010, 2011, and 2012 are subject to examination by the tax authorities.

The provision for income taxes from continuing operations is comprised of:

	Years ended
	December 31,
	2011	2012	2013
Current:
Federal	$2,035	$1,213	$5,289
State	232	194	677

	2,267	1,407	5,966
Deferred:
Federal	(755)	(794)	(1,554)
State	(63)	(58)	(196)

	(818)	(852)	(1,750)

Total tax expense	$1,449	$555	$4,216

The reconciliation between our effective tax rate on (loss) income from continuing operations and the federal statutory tax rate is as follows:

	Years ended December 31,
	2011		2012		2013
Income tax at federal statuatory rate	$(2,009)	35.0%	$(1,309)	35.0%	$3,799	35.0%
Non-deductible loss from flow through entities prior to Recapitalization	888	(15.5%)	—	0.0%	—	0.0%
Loss of tax attributes resulting from Recapitalization	9,878	(172.1%)	—	0.0%	—	0.0%
Extinguishment of debt	355	(6.2%)	—	0.0%	—	0.0%
Stock Compensation	273	(4.8%)	1,581	(42.3%)	(97)	(0.9%)
Section 199 Deduction	—	0.0%	(268)	7.2%	(454)	(4.2%)
Other non-deductible expenses	76	(1.1%)	262	(7.0%)	7	0.1%
Change in valuation allowance	(8,239)	143.5%	214	(5.7%)	647	6.0%
Interest and penalties on uncertain tax positions	118	(2.1%)	56	(1.5%)	—	0.0%
State income taxes, net of federal benefit	109	(1.9%)	19	(0.5%)	314	2.9%

Total tax expense	$1,449	(25.2%)	$555	(14.8%)	$4,216	38.9%

Components of the net deferred tax asset or liability are as follows:

	At December 31,	At December 31,
	2012	2013
Deferred Tax Assets
Current
Accrued reserves and allowances	$705	$86
Inventories	46	55

Current deferred tax assets	751	141

Long-term
Property and equipment	—	1
Net operating loss carryforwards	688	1,297

Long-term deferred tax assets	688	1,298

Total deferred tax assets	1,439	1,439

Less: Valuation allowance	(228)	(885)

Net deferred tax assets	1,211	554

Deferred Tax Liabilities
Current
Accrued reserves and allowances	—	(29)
Other	—	(67)

Current deferred tax liabilities	—	(96)

Long-term
Property and equipment	(61)	(86)
Intangibles	(529)	(374)
Investment in partnership	(11,932)	(9,554)
Other	(64)	—

Long-term deferred tax liabilities	(12,586)	(10,014)

Total deferred tax liabilities	(12,586)	(10,110)

Net deferred tax liabilities	$(11,375)	$(9,556)

As of December 31, 2013, we have federal and state income tax net operating loss (NOL) carryforwards of $1,297. Due to the IRS Section 382 elimination of NOLs generated prior to the Recapitalization, the earliest expiration date is 2030.

Valuation Allowance

We assess the available positive and negative evidence to estimate if sufficient future taxable income will be generated to utilize the existing deferred tax assets on a jurisdiction and by tax filing entity basis. A significant piece of objective negative evidence evaluated is cumulative losses incurred over the most recent three year period. Such objective evidence limits the ability to consider other subjective positive evidence such as our projections for future growth.

Based on this evaluation, a valuation allowance has been recorded as of December 31, 2012 and 2013 for the net deferred tax assets recorded on certain of our wholly owned subsidiaries. Such deferred tax assets relate primarily to net operating losses that are not more likely than not realizable. However, the amount of the deferred tax asset considered realizable could be adjusted if estimates of future taxable income during the carryforward period change, or if objective negative evidence in the form of cumulative losses is no longer present. Additional weight may be given to subjective evidence such as our projections for growth in this situation.

Uncertain Tax Positions

We are subject to taxation in the United States and various state jurisdictions. As of December 31, 2013 our tax years for 2010, 2011, and 2012 are subject to examination by the tax authorities. We have unrecognized tax benefits related to temporary items. A rollforward of the gross unrecognized tax benefits is as follows:

Unrecognized tax benefit, January 1, 2012	$924
Increase as a result of tax positions taken during the period	945
Decrease as a result of tax positions taken during the period	(504)

Unrecognized tax benefit, December 31, 2012	1,365
Increase as a result of tax positions taken during the period	891
Decrease as a result of tax positions taken during the period	(945)

Unrecognized tax benefit, December 31, 2013	$1,311

These unrecognized benefits result from the difference in taxable income calculated at the time of the return versus calculated per the provision. We expect a reversal of approximately $891 of our unrecognized tax benefit because of unrecognized benefits relating to temporary items that will reverse in the next twelve months. $559 of the unrecognized tax benefits, if recognized, would affect the effective tax rate.

Interest expense and penalties accrued related to uncertain tax positions for the years ended December 31, 2011, 2012 and 2013 are not significant.

Determining uncertain tax positions and the related estimated amounts requires judgment and carry estimation risk. If future tax law changes or interpretations should come to light, or additional information should become known, our conclusions regarding unrecognized tax benefits may change.